SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2001



                               ION NETWORKS, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                            (State of Incorporation)


             000-13117                                   22-2413505
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      (Commission File No.)                  (IRS Employer Identification No.)


           1551 South Washington Avenue, Piscataway New Jersey      08854
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               (Address of Principal Executive Offices)          (Zip Code)


                                  732-529-0100

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              (Registrant's telephone number, including area code)


                                 Not Applicable

                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events

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       On April 16, 2001, the Company issued a press release relating to its 4th quarter preliminary results. Copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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              (c)    Exhibits:

              99.1:  Ion Networks, Inc. Press Release dated April 16, 2001.


                                   SIGNATURES

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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ION NETWORKS, INC.


Dated: April 16, 2001                              By: /s/ Ronald Sacks
                                                      --------------------------
                                                      Chief Executive Officer

                                      -2-

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                                  EXHIBIT INDEX

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Exhibit
Number            Description
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99.1:             Ion Networks, Inc. Press Release dated April 16, 2001.